Exhibit 99.1

Investor Contact:	Kenneth R. Bowling	Media Contact:	Teresa A. Huffman
	Chief Financial Officer		Chief Human Resources Officer
	336-881-5630		336-889-5161

CULP ANNOUNCES RESULTS FOR SECOND QUARTER FISCAL 2023, INCLUDING INVENTORY IMPAIRMENTS AND MARKDOWNS OF INVENTORY AND IMPROVED CASH POSITION

HIGH POINT, N.C. (December 7, 2022) ─ Culp, Inc. (NYSE: CULP) (together with its consolidated subsidiaries, “CULP”) today reported financial and operating results for the second quarter ended October 30, 2022.

Fiscal 2023 Second Quarter Financial Summary

▪
Net sales were $58.4 million, down 21.7 percent compared with the prior-year period, with mattress fabrics sales down 35.8 percent and upholstery fabrics sales down 4.5 percent compared with the second quarter of last year.
▪
Loss from operations was $(11.9) million, as compared with income from operations of $1.6 million for the prior-year period and as compared sequentially with a loss from operations of $(4.7) million for the first quarter of fiscal 2023.
▪
The loss from operations for the second quarter of fiscal 2023 includes $5.0 million in inventory impairment charges and loss on the sale of raw material and finished goods inventory associated with the company's mattress fabrics segment. It also includes approximately $1.0 million in higher-than-normal inventory markdowns associated with the company's upholstery fabrics business, and $713,000 in restructuring expense and related charges associated with the closure of the upholstery fabric segment's cut and sew facility in Shanghai, China.
▪
Net loss was $(12.2) million, or $(0.99) per diluted share, compared with net income of $851,000, or $0.07 per diluted share, for the prior-year period. The effective tax rate for the second quarter was negative (10.4)% and was affected by the company’s mix of taxable income between its U.S. and foreign jurisdictions during the period.
▪
The company’s financial position reflected a solid balance sheet, with total cash and investments of $19.1 million and no outstanding borrowings as of October 30, 2022. (See summary of cash and investments table at the back of this press release.)
▪
Cash flow from operations and free cash flow were $6.2 million and $4.8 million, respectively, for the first six months of fiscal 2023, compared with cash flow from operations and free cash flow of negative $(1.3) million and negative $(5.8) million, respectively, for the first six months of fiscal 2022. (See reconciliation table at the back of this press release.)
▪
The company executed a non-binding term sheet during the second quarter with the lender of its existing domestic credit facility for a new secured credit facility of up to $40 million, with borrowing availability under this facility based on certain of the company's accounts receivable and inventory. As compared to the company's existing credit facility, this proposed new facility is expected to provide improved borrowing availability and minimal financial covenants.

Financial Outlook

▪
The company continues to navigate headwinds, including significant inflationary pressures impacting discretionary consumer spending, high inventory levels at manufacturers and retailers, a stabilizing but inexperienced labor force, and other macroeconomic uncertainties.

CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

Although CULP remains well-positioned over the long term with its product-driven strategy and flexible global platform, current conditions are likely to continue pressuring results through at least the remainder of fiscal 2023.
▪
Due to the continued volatility in the macro environment, the company is providing only limited sequential financial guidance for the second half of fiscal 2023. The company’s net sales for the third quarter are expected to be moderately lower as compared to the $58.4 million in net sales for the second quarter of fiscal 2023, with sales for the quarter affected by fewer billing days due to longer than normal holiday shutdowns, both internally and by customers and suppliers, as well as the timing of the Chinese New Year holiday, which falls primarily within the third quarter. The company expects a consolidated operating loss (loss from operations) for the third quarter of fiscal 2023 that is meaningfully lower than the ($11.9) million operating loss for the second quarter of fiscal 2023, but that is higher than the ($4.7) million operating loss for the first quarter of fiscal 2023 due primarily to expected lower sales. The company also expects its cash position as of the end of the third quarter of fiscal 2023 to be lower than the $19.1 million at end of the second quarter of fiscal 2023, but higher than the $14.6 million at the end of fiscal 2022.
▪
For the fourth quarter of fiscal 2023, the company is cautiously optimistic for some improvement in business conditions, with an expectation for sequentially improved sales and a reduced operating loss as compared to the third quarter of fiscal 2023, and with a cash position that is expected to be comparable to slightly lower as compared to the $14.6 million at the end of fiscal 2022.
▪
The company’s expectations are based on information available at the time of this press release and reflect certain assumptions by management regarding the company’s business and trends and the projected impact of the ongoing headwinds.

Commenting on the results, Iv Culp, president and chief executive officer of Culp, Inc., said, “Our sales and operating results for the second quarter reflected ongoing pressure from the continued slowdown in consumer demand in the domestic mattress industry and, to a lesser degree, in the residential home furnishings industry. As previously announced, our operating performance was significantly affected by inventory impairments and inventory closeout sales for our mattress fabrics division, as well as higher than normal inventory markdowns and restructuring and related charges associated with our upholstery fabrics segment. The timing of this inventory impact was mostly driven by our customers' focus on new product offerings to introduce at the retail level, as well as inflationary pressures, changes in consumer spending, and ongoing macro conditions. We expect to ultimately benefit from a focus on new products, as we continue to win new placements in both divisions, but it is difficult to predict the timing of new product rollouts due to the ongoing excess of retail and manufacturer inventory.

"I am pleased with our continued focus on cash generation and working capital management, including inventory reductions, throughout the quarter. We ended the period with a higher cash position than the first quarter of fiscal 2023, with $19.1 million in cash and investments and no outstanding borrowings. We also generated cash flow from operations of $6.2 million and free cash flow of $4.8 million for the first six months of the fiscal year.

"Additionally, based on market dynamics for cut and sewn products and the strength of our Asian supply chain, we took action during the quarter to rationalize and adjust our model for this platform with the closure of our Shanghai cut and sew facility, resulting in certain restructuring and related expenses. We also began to implement a rationalization of our U.S.-based mattress fabrics cut and sew platform during the quarter, moving our R&D and prototyping capabilities from our High Point, North Carolina, location to our Stokesdale, North Carolina, facility and initiating the closure of two U.S. facilities associated with this business, which is expected to be completed during the third quarter. We believe both of these moves will generate meaningful cost savings, estimated at approximately $3.0 million annually, without sacrificing our ability to support our customers, grow our cut and sew business, and maintain our competitive advantages through our lower-cost manufacturing and sourcing operations in Haiti and Asia.

"Looking ahead, we will continue to diligently manage the aspects of our business we can control, including execution of our product driven strategy, ongoing cost-reduction measures, and consideration of further adjustments to right-size and restructure our operations to align with current demand levels.

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

I am encouraged by the market positions of both of our businesses and the actions our management teams are taking to improve performance in the face of extraordinarily difficult conditions. I am especially pleased with the smooth transition and the initiative of our incoming leadership team in our mattress fabrics segment, as well as the strategic steps this division is taking to instill better discipline around inventory procurement, SKU rationalization, and firmer order commitments from customers. Across both segments, we are optimistic about new customer programs that are expected to launch in calendar 2023, as these programs will have the benefit of being priced in line with current market conditions, as compared to the lag we have experienced for the last several quarters.

"We are also pleased to have entered into a term sheet for a new credit facility that will give us more flexibility as we navigate this difficult environment, and we remain focused on taking the necessary steps to weather the current headwinds and meet the needs of our customers when conditions normalize. While we expect the current economic environment will continue to affect our business through at least the remainder of fiscal 2023, our market position remains solid, and we believe we are extremely well positioned for the long term. We are confident that our innovative products, creative designs, and global manufacturing and sourcing platform will serve us well into the future,” added Culp.

Segment Update

Mattress Fabrics Segment (“CHF”) Summary

▪
Sales for this segment were $26.2 million for the second quarter, down 35.8 percent compared with sales of $40.9 million in the second quarter of fiscal 2022. Sequentially, sales were down 10.7 percent compared with sales of $29.4 million for the first quarter of fiscal 2023.

▪
Operating performance for the second quarter was significantly pressured, primarily due to operating inefficiencies driven by lower sales volume and $5.0 million in inventory impairment charges and losses on the closeout sale of raw material and finished goods inventory.

▪
The segment also remained focused on inventory reduction and cash generation, and is working to implement a SKU rationalization program that is expected to improve operating efficiencies going forward.

▪
As noted above, CHF also began to implement a rationalization and adjustment of its cover platform during the quarter. The result of this action is the discontinuance of its higher-cost on-shore production capabilities, with planned closures of its two leased facilities in High Point, North Carolina, during the third quarter. This will allow CHF to generate cost savings by utilizing its lower-cost mattress cover production and sourcing capabilities in Haiti and Asia, where it can scale operations to align with demand and continue to support the needs of its customers. The move is expected to generate approximately $2.0 million in annualized cost savings, beginning late in the third quarter of fiscal 2023.

▪
The CHF team continued to execute its product-driven strategy during the quarter, with an emphasis on innovation, design creativity, and strengthening customer relationships. The market position for this business remains solid, with strong new placements, although the timing for new product rollouts continues to be affected by customers working through their existing excess inventory.

▪
Management is diligently focused on controlling costs and improving business processes, and will continue to make workforce adjustments to align with demand conditions.

Upholstery Fabrics Segment (“CUF”) Summary

▪
Sales for this segment were $32.2 million for the second quarter, down 4.5 percent compared with sales of $33.7 million in the second quarter of fiscal 2022, which was affected by COVID-related shutdowns in Vietnam. Sequentially, sales were down 3.3 percent compared with sales of $33.2 million for the first quarter of fiscal 2023.

▪
Sales for CUF’s residential fabric business remained pressured during the quarter by reduced demand, driven by the slowdown in new retail business for the residential home furnishings

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

industry. This slowdown is expected to continue through at least the end of fiscal 2023 as retailers and manufacturers work through their excess inventory positions.

▪
Demand remained solid for CUF’s hospitality business during the second quarter, with higher sales in both the hospitality/contract business and the Read Window Products business as compared with the prior-year period.

▪
Operating performance for the second quarter, as compared to the prior-year period, was primarily pressured by lower residential sales and approximately $1.0 million in higher-than-normal inventory markdowns, as well as operating inefficiencies in CUF's cut and sew facility in Haiti. These pressures were partially offset by a significantly more favorable foreign exchange rate associated with CUF's operations in China, as well as an improved contribution from the Read Window Products business.

▪
Based on market dynamics and the strength of its Asian supply chain, CUF took action during the quarter to restructure and rationalize its China cut and sew platform. This platform adjustment allows CUF to reduce its operating costs while maintaining its ability to scale and support customer demand levels going forward. It is expected to generate approximately $900,000 in annualized cost savings.

▪
Despite changing consumer spending trends affecting the residential home furnishings industry, CUF's business remains well-positioned for the long term with its scalable global platform and innovative product offerings, including its popular portfolio of LiveSmart® performance products and new product technologies, such as its recently launched fabric collection featuring Nanobionic® infrared technology.

Balance Sheet and Cash Flow

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As of October 30, 2022, the company reported $19.1 million in total cash and investments and no outstanding debt. This compares with $14.6 million in total cash and investments and no outstanding debt as of the end of fiscal 2022.

▪
Cash flow from operations and free cash flow were $6.2 million and $4.8 million, respectively, for the first six months of fiscal 2023, compared with cash flow from operations and free cash flow of negative $(1.3) million and negative $(5.8) million, respectively, for the first six months of fiscal 2022. (See reconciliation table at the back of this press release.)

▪
The company’s cash flow from operations and free cash flow during the first six months of fiscal 2023 were favorably affected by working capital management, including higher accounts payable and lower inventory. Importantly, since the end of the third quarter of fiscal 2022, inventory reduction has contributed approximately $13.7 million to the company's cash position.

▪
Capital expenditures through the second quarter of fiscal 2023 were $1.1 million compared with $3.9 million for the same period for fiscal 2022. The company continues to manage capital investments, focusing on projects that will increase efficiencies and improve quality.

▪
The company executed a non-binding term sheet during the second quarter of fiscal 2023 with the lender of its existing domestic credit facility for a new revolving credit facility of up to $40 million (the “Credit Facility”), secured by the company’s assets. This proposed Credit Facility will replace the company’s existing secured credit facility and, based on information available at this time, is expected to provide improved borrowing availability and better flexibility with minimal financial covenants. The company’s borrowing availability under the new Credit Facility will be based on a calculation using certain of the company’s accounts receivable and inventory, determined on a monthly basis. The completion of the Credit Facility is subject to the parties entering into applicable definitive agreements, which may contain additional or different terms from those described herein.

Dividends and Share Repurchases

To preserve liquidity and support future growth opportunities, the company’s Board of Directors suspended the company’s quarterly cash dividend on its common stock in June of 2022.

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

The company did not repurchase any shares during the second quarter of fiscal 2023, leaving approximately $3.2 million available under the current share repurchase program as of October 30, 2022. Despite the current share repurchase authorization, the company does not expect to repurchase any shares during the third quarter of fiscal 2023.

Conference Call

Culp, Inc. will hold a conference call to discuss financial results for the second quarter of fiscal 2023 on December 8, 2022, at 11:00 a.m. Eastern Time. A live webcast of this call can be accessed on the “Upcoming Events” section on the investor relations page of the company’s website, www.culp.com. A replay of the webcast will be available for 30 days under the “Past Events” section on the investor relations page of the company’s website, beginning at 2:00 p.m. Eastern Time on December 8, 2022.

About the Company

Culp, Inc. is one of the world’s largest marketers of mattress fabrics for bedding and upholstery fabrics for residential and commercial furniture. The company markets a variety of fabrics to its global customer base of leading bedding and furniture companies, including fabrics produced at Culp’s manufacturing facilities and fabrics sourced through other suppliers. Culp has manufacturing and sourcing capabilities located in the United States, Canada, China, Haiti, Turkey, and Vietnam.

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Further, forward looking statements are intended to speak only as of the date on which they are made, and we disclaim any duty to update such statements to reflect any changes in management’s expectations or any change in the assumptions or circumstances on which such statements are based, whether due to new information, future events, or otherwise. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations for our future operations, production levels, new product launches, sales, profit margins, profitability, operating income, capital expenditures, working capital levels, income taxes, SG&A or other expenses, pre-tax income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding potential acquisitions, future economic or industry trends, public health epidemics, or future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the global coronavirus pandemic currently affecting countries around the world, could also adversely affect our

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

operations and financial performance. In addition, the impact of potential goodwill or intangible asset impairments could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Finally, disruption in our customers’ supply chains for non-fabric components may cause declines in new orders and/or delayed shipping of existing orders while our customers wait for other components, which could adversely affect our financial results. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur.

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

CULP, INC.

CONSOLIDATED STATEMENTS OF NET (LOSS) INCOME

FOR THREE MONTHS ENDED OCTOBER 30, 2022, AND OCTOBER 31, 2021

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED
	Amount			Percent of Sales
	(4)
	October 30,	October 31,	% Over	October 30,	October 31,
	2022	2021	(Under)	2022	2021
Net sales	$58,381	$74,561	(21.7)%	100.0%	100.0%
Cost of sales (2)	(60,594)	(63,834)	(5.1)%	103.8%	85.6%
Gross (loss) profit	(2,213)	10,727	(120.6)%	(3.8)%	14.4%
Selling, general and administrative expenses	(9,103)	(9,087)	0.2%	15.6%	12.2%
Restructuring expense (3)	(615)	—	100.0%	1.1%	—
(Loss) income from operations	(11,931)	1,640	N.M.	(20.4)%	2.2%
Interest income	79	59	33.9%	0.1%	0.1%
Other income (expense)	829	(404)	(305.2)%	1.4%	0.5%
(Loss) income before income taxes	(11,023)	1,295	N.M.	(18.9)%	1.7%
Income tax expense (1)	(1,150)	(444)	159.0%	(10.4)%	34.3%
Net (loss) income	$(12,173)	$851	N.M	(20.9)%	1.1%

Net (loss) income per share - basic	$(0.99)	$0.07	N.M.
Net (loss) income per share - diluted	$(0.99)	$0.07	N.M.
Average shares outstanding-basic	12,280	12,223	0.5%
Average shares outstanding-diluted	12,280	12,316	(0.3)%

Notes

(1) Percent of sales column for income tax expense is calculated as a % of (loss) income before income taxes.

(2) Cost of sales for the three-months ending October 30, 2022, includes restructuring related charges totaling $98,000 which pertains to loss on disposal and markdowns of inventory related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(3) Restructuring expense for the three-months ending October 30, 2022, represents $468,000 for employee termination benefits, $80,000 that relates to a loss on disposal of equipment, $47,000 for lease termination costs, and $20,000 of other associated costs related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(4) See back of presentation for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-months ending October 30, 2022.

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

CULP, INC.

CONSOLIDATED STATEMENTS OF NET (LOSS) INCOME

FOR SIX MONTHS ENDED OCTOBER 30, 2022, AND OCTOBER 31, 2021

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	SIX MONTHS ENDED
	Amount			Percent of Sales
	(4)
	October 30,	October 31,	% Over	October 30,	October 31,
	2022	2021	(Under)	2022	2021
Net sales	$120,985	$157,608	(23.2)%	100.0%	100.0%
Cost of sales (2)	(119,071)	(134,382)	(11.4)%	98.4%	85.3%
Gross profit	1,914	23,226	(91.8)%	1.6%	14.7%
Selling, general and administrative expenses	(17,968)	(18,268)	(1.6)%	14.9%	11.6%
Restructuring expense (3)	(615)	—	100.0%	0.5%	—
(Loss) income from operations	(16,669)	4,958	N.M.	(13.8)%	3.1%
Interest income	96	132	(27.3)%	0.1%	0.1%
Other income (expense)	747	(640)	(216.7)%	(0.6)%	0.4%
(Loss) income before income taxes	(15,826)	4,450	N.M.	(13.1)%	2.8%
Income tax expense (1)	(2,046)	(1,349)	51.7%	(12.9)%	30.3%
Net (loss) income	$(17,872)	$3,101	N.M.	(14.8)%	2.0%

Net (loss) income per share - basic	$(1.46)	$0.25	N.M.
Net (loss) income per share - diluted	$(1.46)	$0.25	N.M.
Average shares outstanding-basic	12,259	12,268	(0.1)%
Average shares outstanding-diluted	12,259	12,369	(0.9)%

Notes

(1) Percent of sales column for income tax expense is calculated as a % of (loss) income before income taxes.

(2) Cost of sales for the six-months ending October 30, 2022, includes restructuring related charges totaling $98,000 which pertains to loss on disposal and markdowns of inventory related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(3) Restructuring expense for the six-months ending October 30, 2022, represents $468,000 for employee termination benefits, $80,000 that relates to a loss on disposal of equipment, $47,000 for lease termination costs, and $20,000 of other associated costs related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(4) See back of presentation for our Reconciliation of Selected Income Statement Information to Adjusted Results for the six-months ending October 30, 2022.

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

CONSOLIDATED BALANCE SHEETS

OCTOBER 30, 2022, OCTOBER 31, 2021, AND MAY 1, 2022

Unaudited

(Amounts in Thousands)

	Amounts
	(Condensed)	(Condensed)			(Condensed)
	October 30,	October 31,	Increase (Decrease)		* May 1,
	2022	2021	Dollars	Percent	2022
Current assets
Cash and cash equivalents	$19,137	16,956	2,181	12.9%	14,550
Short-term investments - Held-To-Maturity	—	1,564	(1,564)	(100.0)%	—
Short-term investments - Available for Sale	—	9,709	(9,709)	(100.0)%	—
Short-term investments - Rabbi Trust	2,237	—	2,237	100.0%	—
Accounts receivable	22,443	32,316	(9,873)	(30.6)%	22,226
Inventories	52,224	63,781	(11,557)	(18.1)%	66,557
Current income taxes receivable	510	613	(103)	(16.8)%	857
Other current assets	3,462	3,811	(349)	(9.2)%	2,986
Total current assets	100,013	128,750	(28,737)	(22.3)%	107,176
Property, plant & equipment, net	38,832	43,265	(4,433)	(10.2)%	41,702
Right of use assets	11,609	13,649	(2,040)	(14.9)%	15,577
Intangible assets	2,440	2,816	(376)	(13.4)%	2,628
Long-term investments - Rabbi Trust	7,526	9,036	(1,510)	(16.7)%	9,357
Long-term investments - Held-To-Maturity	—	8,353	(8,353)	(100.0)%	—
Deferred income taxes	493	452	41	9.1%	528
Other assets	717	3,004	(2,287)	(76.1)%	595
Total assets	$161,630	209,325	(47,695)	(22.8)%	177,563
Current liabilities
Accounts payable - trade	24,298	40,525	(16,227)	(40.0)%	20,099
Accounts payable - capital expenditures	200	176	24	13.6%	473
Operating lease liability - current	2,655	2,878	(223)	(7.7)%	3,219
Deferred compensation	2,237	—	2,237	100.0%	—
Deferred revenue	1,527	679	848	124.9%	520
Accrued expenses	7,594	11,019	(3,425)	(31.1)%	7,832
Accrued restructuring	33	—	33	100.0%	—
Income taxes payable - current	969	646	323	50.0%	413
Total current liabilities	39,513	55,923	(16,410)	(29.3)%	32,556
Operating lease liability - long-term	4,194	7,914	(3,720)	(47.0)%	7,062
Income taxes payable - long-term	2,629	3,099	(470)	(15.2)%	3,097
Deferred income taxes	5,700	4,918	782	15.9%	6,004
Deferred compensation	7,486	9,017	(1,531)	(17.0)%	9,343
Total liabilities	59,522	80,871	(21,349)	(26.4)%	58,062
Shareholders' equity	102,108	128,454	(26,346)	(20.5)%	119,501
Total liabilities and shareholders' equity	$161,630	209,325	(47,695)	(22.8)%	177,563
Shares outstanding	12,294	12,210	84	0.7%	12,229

* Derived from audited financial statements.

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

CULP, INC.

SUMMARY OF CASH AND INVESTMENTS

OCTOBER 30, 2022, OCTOBER 30, 2021, AND MAY 1, 2022

Unaudited

(Amounts in Thousands)

	Amounts

	October 30,	October 31,	May 1,
	2022	2021	2022*
Cash and Investments
Cash and cash equivalents	$19,137	$16,956	$14,550
Short-term investments - Available for Sale	—	9,709	—
Short-term investments - Held-To-Maturity	—	1,564	—
Long-term investments - Held-To-Maturity	—	8,353	—
Total Cash and Investments	$19,137	$36,582	$14,550

* Derived from audited financial statements.

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

CULP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED OCTOBER 30, 2022, AND OCTOBER 31, 2021

Unaudited

(Amounts in Thousands)

	SIX MONTHS ENDED
	Amounts
	October 30,	October 31,
	2022	2021
Cash flows from operating activities:
Net (loss) income	$(17,872)	$3,101
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation	3,489	3,471
Non-cash inventory charges (2) (3)	6,439	579
Amortization	214	267
Stock-based compensation	565	709
Deferred income taxes	(269)	(319)
Realized gain from the sale of short-term investments available for sale	—	(4)
Gain on sale of equipment	(232)	—
Foreign currency exchange (gain) loss	(1,168)	170
Changes in assets and liabilities:
Accounts receivable	(443)	5,441
Inventories	7,192	(8,329)
Other current assets	(728)	39
Other assets	58	(987)
Accounts payable	6,027	(2,269)
Deferred revenue	1,007	139
Accrued expenses and deferred compensation	1,254	(2,908)
Accrued restructuring	33	—
Income taxes	601	(428)
Net cash provided by (used in) operating activities	6,167	(1,328)
Cash flows from investing activities:
Capital expenditures	(1,051)	(3,901)
Proceeds from the sale of equipment	465	—
Proceeds from the maturity of short-term investments (Held to Maturity)	—	3,200
Purchase of short-term and long-term investments (Held to Maturity)	—	(8,876)
Purchase of short-term investments (Available for Sale)	—	(4,371)
Proceeds from the sale of short-term investments (Available for Sale)	—	306
Proceeds from the sale of long-term investments (rabbi trust)	46	—
Purchase of long-term investments (rabbi trust)	(505)	(580)
Net cash used in investing activities	(1,045)	(14,222)
Cash flows from financing activities:
Dividends paid	—	(2,699)
Common stock repurchased	—	(1,752)
Common stock surrendered for withholding taxes payable	(33)	(50)
Payments of debt issuance costs	(206)	—
Net cash used in financing activities	(239)	(4,501)
Effect of exchange rate changes on cash and cash equivalents	(296)	(2)
Increase (decrease) in cash and cash equivalents	4,587	(20,053)
Cash and cash equivalents at beginning of year	14,550	37,009
Cash and cash equivalents at end of period	$19,137	$16,956
Free Cash Flow (1)	$4,826	$(5,811)

(1) See next page for Reconciliation of Free Cash Flow for the six-month periods ending October 30, 2022 and October 31, 2021, respectively.

(2) The non-cash inventory charge for the six-months ending October 30, 2022, represents a $2.9 million impairment charge associated with our mattress fabrics segment, $3.4 million related to markdowns of inventory estimated based on our policy for aged inventory, and $98,000 for the loss on disposal and markdowns of inventory related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(3) The non-cash inventory charge for the six-months ending October 31, 2021, represents markdowns of inventory estimated based on our policy for aged inventory.

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

Reconciliation of Free Cash Flow:

	FY 2023	FY 2022
A) Net cash provided by (used in) operating activities	$6,167	$(1,328)
B) Minus: Capital Expenditures	(1,051)	(3,901)
C) Plus: Proceeds from the sale of equipment	465	—
D) Plus: Proceeds from the sale of long-term investments (rabbi trust)	46	—
E) Minus: Purchase of long-term investments (rabbi trust)	(505)	(580)
F) Effects of exchange rate changes on cash and cash equivalents	(296)	(2)
Free Cash Flow	$4,826	$(5,811)

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE THREE MONTHS ENDED OCTOBER 30, 2022, AND OCTOBER 31, 2021

Unaudited

(Amounts in Thousands)

	THREE MONTHS ENDED
	Amounts			Percent of Total Sales
	October 30,	October 31,	% Over	October 30,	October 31,
Net Sales by Segment	2022	2021	(Under)	2022	2021
Mattress Fabrics	$26,230	$40,883	(35.8)%	44.9%	54.8%
Upholstery Fabrics	32,151	33,678	(4.5)%	55.1%	45.2%
Net Sales	$58,381	$74,561	(21.7)%	100.0%	100.0%

Gross (Loss) Profit				Gross Margin
Mattress Fabrics	$(6,057)	$6,146	(198.6)%	(23.1)%	15.0%
Upholstery Fabrics	3,942	4,581	(13.9)%	12.3%	13.6%
Total Segment Gross (Loss) Profit	(2,115)	10,727	(119.7)%	(3.6)%	14.4%
Restructuring Related Charge (1)	(98)	—	100.0%	(0.2)%	—
Gross (Loss) Profit	$(2,213)	$10,727	(120.6)%	(3.8)%	14.4%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$2,945	$3,007	(2.1)%	11.2%	7.4%
Upholstery Fabrics	3,680	3,553	3.6%	11.4%	10.5%
Unallocated Corporate expenses	2,478	2,527	(1.9)%	4.2%	3.4%
Selling, General and Administrative Expenses	$9,103	$9,087	0.2%	15.6%	12.2%

(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(9,002)	$3,139	(386.8)%	(34.3)%	7.7%
Upholstery Fabrics	262	1,028	(74.5)%	0.8%	3.1%
Unallocated corporate expenses	(2,478)	(2,527)	(1.9)%	(4.2)%	(3.4)%
Total Segment (Loss) Income from Operations	(11,218)	1,640	N.M.	(19.2)%	2.2%
Restructuring Expense (1)	(615)	—	100.0%	(1.1)%	—
Restructuring Related Charge (1)	(98)	—	100.0%	(0.2)%	—
(Loss) Income from Operations	$(11,931)	$1,640	N.M.	(20.4)%	2.2%

Depreciation Expense by Segment
Mattress Fabrics	$1,519	$1,550	(2.0)%
Upholstery Fabrics	200	195	2.6%
Depreciation Expense	$1,719	$1,745	(1.5)%

Notes

(1) See back of presentation for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-months ending October 30, 2022.

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE SIX MONTHS ENDED OCTOBER 30, 2022, AND OCTOBER 31, 2021

Unaudited

(Amounts in Thousands)

	SIX MONTHS ENDED
	Amounts			Percent of Total Sales
	October 30,	October 31,	% Over	October 30,	October 31,
Net Sales by Segment	2022	2021	(Under)	2022	2021
Mattress Fabrics	$55,602	$83,941	(33.8)%	46.0%	53.3%
Upholstery Fabrics	65,383	73,667	(11.2)%	54.0%	46.7%
Net Sales	$120,985	$157,608	(23.2)%	100.0%	100.0%
Gross (Loss) Profit				Gross Profit Margin
Mattress Fabrics	$(6,093)	$12,941	(147.1)%	(11.0)%	15.4%
Upholstery Fabrics	8,105	10,285	(21.2)%	12.4%	14.0%
Total Segment Gross Profit	2,012	23,226	(91.3)%	1.7%	14.7%
Restructuring Related Charge (3)	(98)	—	100.0%	(0.1)%	—
Gross Profit	$1,914	$23,226	(91.8)%	1.6%	14.7%
Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$5,829	$6,191	(5.8)%	10.5%	7.4%
Upholstery Fabrics	7,302	6,990	4.5%	11.2%	9.5%
Unallocated Corporate expenses	4,837	5,087	(4.9)%	4.0%	3.2%
Selling, General and Administrative Expenses	$17,968	$18,268	(1.6)%	14.9%	11.6%
(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(11,922)	$6,750	(276.6)%	(21.4)%	8.0%
Upholstery Fabrics	803	3,295	(75.6)%	1.2%	4.5%
Unallocated corporate expenses	(4,837)	(5,087)	(4.9)%	(4.0)%	(3.2)%
Total Segment (Loss) Income from Operations	(15,956)	4,958	N.M.	(13.2)%	3.1%
Restructuring Expense (3)	(615)	—	100.0%	(0.5)%	—
Restructuring Related Charge (3)	(98)	—	100.0%	(0.1)%	—
(Loss) Income from Operations	$(16,669)	4,958	N.M.	(13.8)%	3.1%
Return on Capital (1)
Mattress Fabrics	(18.2)%	17.0%	(207.1)%
Upholstery Fabrics	15.2%	61.9%	(75.4)%
Unallocated Corporate	N.M.	N.M.	N.M.
Consolidated	(19.5)%	11.8%	(265.3)%
Capital Employed (1) (2)
Mattress Fabrics	$68,471	$78,572	(12.9)%
Upholstery Fabrics	18,826	17,302	8.8%
Unallocated Corporate	3,962	3,577	10.8%
Consolidated	$91,259	$99,451	(8.2)%
Depreciation Expense by Segment
Mattress Fabrics	$3,088	$3,071	0.6%
Upholstery Fabrics	401	400	0.3%
Depreciation Expense	$3,489	$3,471	0.5%

Notes

(1) See return on capital pages at the back of this presentation.

(2) The capital employed balances are as of October 30, 2022 and October 31, 2021, respectively.

(3) See back of presentation for our Reconciliation of Selected Income Statement Information to Adjusted Results for the six-months ending October 30, 2022.

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THREE MONTHS ENDED OCTOBER 30, 2022

Unaudited

(Amounts in Thousands)

	As Reported		October 30, 2022
	October 30,		Adjusted
	2022	Adjustments	Results
Net sales	$58,381	—	$58,381
Cost of sales (1)	(60,594)	98	(60,496)
Gross loss	(2,213)	98	(2,115)
Selling, general and administrative expenses	(9,103)	—	(9,103)
Restructuring expense (2)	(615)	615	—
Loss from operations	$(11,931)	713	$(11,218)

Notes

(1) Cost of sales for the three-months ending October 30, 2022, includes restructuring related charges totaling $98,000 which pertains to loss on disposal and markdowns of inventory related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(2) Restructuring expense for the three-months ending October 30, 2022, represents $468,000 for employee termination benefits, $80,000 that relates to a loss on disposal of equipment, $47,000 for lease termination costs, and $20,000 of other associated costs related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR SIX MONTHS ENDED OCTOBER 30, 2022

Unaudited

(Amounts in Thousands)

	As Reported		October 30, 2022
	October 30,		Adjusted
	2022	Adjustments	Results
Net sales	$120,985	—	$120,985
Cost of sales (1)	(119,071)	98	(118,973)
Gross profit	1,914	98	2,012
Selling, general and administrative expenses	(17,968)	—	(17,968)
Restructuring expense (2)	(615)	615	—
Loss from operations	$(16,669)	713	$(15,956)

Notes

(1) Cost of sales for the six-months ending October 30, 2022, includes restructuring related charges totaling $98,000 which pertains to loss on disposal and markdowns of inventory related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

(2) Restructuring expense for the six-months ending October 30, 2022, represents $468,000 for employee termination benefits, $80,000 that relates to a loss on disposal of equipment, $47,000 for lease termination costs, and $20,000 of other associated costs related to the exit of our cut and sew upholstery fabrics operation located in Shanghai, China.

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

CULP, INC.

CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA

FOR THE TWELVE MONTHS ENDED OCTOBER 30, 2022, AND OCTOBER 31, 2021

Unaudited

(Amounts in Thousands)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	January 30,	May 1,	July 31,	October 30,	October 30,
	2022	2022	2022	2022	2022
Net loss (1)	$(289)	$(6,023)	$(5,699)	$(12,173)	$(24,184)
Income tax expense	1,284	253	896	1,150	3,583
Interest income, net	(214)	(26)	(17)	(79)	(336)
Depreciation expense	1,732	1,791	1,770	1,719	7,012
Restructuring expense	—	—	—	615	615
Restructuring related charge	—	—	—	98	98
Amortization expense	150	142	105	109	506
Stock based compensation	171	253	252	313	989
Adjusted EBITDA (1)	$2,834	$(3,610)	$(2,693)	$(8,248)	$(11,717)

% Net Sales	3.5%	(6.3)%	(4.3)%	(14.1)%	(4.5)%

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	January 31,	May 2,	August 1,	October 31,	October 31,
	2021	2021	2021	2021	2021
Net income	$2,082	$1,485	$2,250	$851	$6,668
Income tax expense	899	857	905	444	3,105
Interest income, net	(90)	(36)	(74)	(59)	(259)
Gain on bargain purchase	—	(819)	—	—	(819)
Depreciation expense	1,665	1,643	1,726	1,745	6,779
Amortization expense	115	116	121	146	498
Stock based compensation	292	485	274	435	1,486
Adjusted EBITDA	$4,963	$3,731	$5,202	$3,562	$17,458

% Net Sales	6.3%	4.7%	6.3%	4.8%	5.5%

% Over (Under)	(42.9)%	(196.8)%	(151.8)%	(331.6)%	(167.1)%

(1) Net loss and Adjusted EBITDA for the three-month and the trailing twelve month periods includes a non-cash charge totaling $5.2 million, which represents a $2.9 million impairment charge associated with our mattress fabrics segment and $2.3 million related to markdowns of inventory estimated based on our policy for aged inventory.

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED OCTOBER 30, 2022

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	October 30, 2022 (1)	Employed (3)	Employed (2)
Mattress Fabrics	$(14,460)	$79,364	(18.2)%
Upholstery Fabrics	3,134	20,661	15.2%
Unallocated Corporate	(8,910)	3,908	N.M.
Total	$(20,236)	$103,933	(19.5)%

Average Capital Employed	As of the three Months Ended October 30, 2022				As of the three Months Ended July 31, 2022				As of the three Months Ended May 1, 2022
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$78,366	44,934	38,330	161,630	$90,842	51,053	38,595	180,490	$92,609	51,124	33,830	177,563
Total liabilities	(9,895)	(26,108)	(23,519)	(59,522)	(11,934)	(30,762)	(23,799)	(66,495)	(8,569)	(25,915)	(23,578)	(58,062)
Subtotal	$68,471	$18,826	$14,811	$102,108	$78,908	$20,291	$14,796	$113,995	$84,040	$25,209	$10,252	$119,501
Cash and cash equivalents	—	—	(19,137)	(19,137)	—	—	(18,874)	(18,874)	—	—	(14,550)	(14,550)
Short-term investments - Available-For-Sale	—	—	—	—	—	—	—	—	—	—	—	—
Short-term investments - Held-To- Maturity	—	—	—	—	—	—	—	—	—	—	—	—
Short-term investments - Rabbi Trust	—	—	(2,237)	(2,237)	—	—	—	—	—	—	—	—
Current income taxes receivable	—	—	(510)	(510)	—	—	(798)	(798)	—	—	(857)	(857)
Long-term investments - Held-To-Maturity	—	—	—	—	—	—	—	—	—	—	—	—
Long-term investments - Rabbi Trust	—	—	(7,526)	(7,526)	—	—	(9,567)	(9,567)	—	—	(9,357)	(9,357)
Deferred income taxes - non-current	—	—	(493)	(493)	—	—	(546)	(546)	—	—	(528)	(528)
Deferred compensation - current	—	—	2,237	2,237	—	—	—	—	—	—	—	—
Accrued restructuring	—	—	33	33	—	—	—	—	—	—	—	—
Income taxes payable - current	—	—	969	969	—	—	587	587	—	—	413	413
Income taxes payable - long-term	—	—	2,629	2,629	—	—	3,118	3,118	—	—	3,097	3,097
Deferred income taxes - non-current	—	—	5,700	5,700	—	—	6,007	6,007	—	—	6,004	6,004
Deferred compensation non-current	—	—	7,486	7,486	—	—	9,528	9,528	—	—	9,343	9,343
Total Capital Employed	$68,471	$18,826	$3,962	$91,259	$78,908	$20,291	$4,251	$103,450	$84,040	$25,209	$3,817	$113,066

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED OCTOBER 30, 2022

Unaudited

(Amounts in Thousands)

	As of the three Months Ended January 30, 2022				As of the three Months Ended October 31, 2021
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$103,370	67,272	40,925	211,567	$97,390	55,862	56,073	209,325
Total liabilities	(16,540)	(45,596)	(22,697)	(84,833)	(18,818)	(38,560)	(23,493)	(80,871)
Subtotal	$86,830	$21,676	$18,228	$126,734	$78,572	$17,302	$32,580	$128,454
Cash and cash equivalents	—	—	(11,780)	(11,780)	—	—	(16,956)	(16,956)
Short-term investments - Available- For -Sale	—	—	(438)	(438)	—	—	(9,709)	(9,709)
Short-term investments - Held- To-Maturity	—	—	(1,315)	(1,315)	—	—	(1,564)	(1,564)
Current income taxes receivable	—	—	(367)	(367)	—	—	(613)	(613)
Long-term investments - Held-To-Maturity	—	—	(8,677)	(8,677)	—	—	(8,353)	(8,353)
Long-term investments - Rabbi Trust	—	—	(9,223)	(9,223)	—	—	(9,036)	(9,036)
Deferred income taxes - non-current	—	—	(500)	(500)	—	—	(452)	(452)
Income taxes payable - current	—	—	240	240	—	—	646	646
Income taxes payable - long-term	—	—	3,099	3,099	—	—	3,099	3,099
Deferred income taxes - non-current	—	—	5,484	5,484	—	—	4,918	4,918
Deferred compensation	—	—	9,180	9,180	—	—	9,017	9,017
Total Capital Employed	$86,830	$21,676	$3,931	$112,437	$78,572	$17,302	$3,577	$99,451

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total
Average Capital Employed (3)	$79,364	$20,661	$3,908	$103,933

Notes

(1) See last page of this presentation for calculation.

(2) Return on average capital employed represents the last twelve months operating income as of October 30, 2022, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments Available-For-Sale, short-term and long-term investments Held-To-Maturity, short-term and long-term investments – Rabbi Trust, accrued restructuring, income taxes receivable and payable, noncurrent deferred income tax assets and liabilities, and current and non-current deferred compensation.

(3) Average capital employed was computed using the five quarterly periods ending October 30, 2022, July 31, 2022, May 1, 2022, January 30, 2022, and October 31, 2021.

(4) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2021

Unaudited

(Amounts in Thousands)

	Adjusted Operating Income (Loss)
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	October 31, 2021 (1)	Employed (3)	Employed (2)
Mattress Fabrics	$12,321	$72,390	17.0%
Upholstery Fabrics	9,771	15,793	61.9%
Unallocated Corporate	(11,458)	1,737	N.M.
Total	$10,634	$89,919	11.8%

Average Capital Employed	As of the three Months Ended October 31, 2021				As of the three Months Ended August 1, 2021				As of the three Months Ended May 2, 2021
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$97,390	55,862	56,073	209,325	$96,846	55,187	60,215	212,248	$97,861	53,875	62,344	214,080
Total liabilities	(18,818)	(38,560)	(23,493)	(80,871)	(21,298)	(39,983)	(21,418)	(82,699)	(22,410)	(38,709)	(23,955)	(85,074)
Subtotal	$78,572	$17,302	$32,580	$128,454	$75,548	$15,204	$38,797	$129,549	$75,451	$15,166	$38,389	$129,006
Cash and cash equivalents	—	—	(16,956)	(16,956)	—	—	(26,061)	(26,061)	—	—	(37,009)	(37,009)
Short-term investments - Available-For-Sale	—	—	(9,709)	(9,709)	—	—	(9,698)	(9,698)	—	—	(5,542)	(5,542)
Short-term investments - Held-To-Maturity	—	—	(1,564)	(1,564)	—	—	(1,661)	(1,661)	—	—	(3,161)	(3,161)
Current income taxes receivable	—	—	(613)	(613)	—	—	(524)	(524)	—	—	—	—
Long-term investments - Held-To-Maturity	—	—	(8,353)	(8,353)	—	—	(6,629)	(6,629)	—	—	(1,141)	(1,141)
Long-term investments - Rabbi Trust	—	—	(9,036)	(9,036)	—	—	(8,841)	(8,841)	—	—	(8,415)	(8,415)
Deferred income taxes - non-current	—	—	(452)	(452)	—	—	(455)	(455)	—	—	(545)	(545)
Income taxes payable - current	—	—	646	646	—	—	253	253	—	—	229	229
Income taxes payable - long-term	—	—	3,099	3,099	—	—	3,365	3,365	—	—	3,326	3,326
Deferred income taxes - non-current	—	—	4,918	4,918	—	—	4,917	4,917	—	—	5,330	5,330
Deferred compensation	—	—	9,017	9,017	—	—	8,795	8,795	—	—	8,365	8,365
Total Capital Employed	$78,572	$17,302	$3,577	$99,451	$75,548	$15,204	$2,258	$93,010	$75,451	$15,166	$(174)	$90,443

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CULP Announces Results for Second Quarter Fiscal 2023, Including Inventory Impairments and Markdowns of Inventory and Improved Cash Position

December 7, 2022

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2021

Unaudited

(Amounts in Thousands)

	As of the three Months Ended January 31, 2021				As of the three Months Ended November 1, 2020
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$91,842	52,803	67,333	211,978	$83,667	46,837	72,272	202,776
Total liabilities	(21,503)	(38,061)	(24,052)	(83,616)	(21,628)	(30,287)	(23,610)	(75,525)
Subtotal	$70,339	$14,742	$43,281	$128,362	$62,039	$16,550	$48,662	$127,251
Cash and cash equivalents	—	—	(35,987)	(35,987)	—	—	(45,288)	(45,288)
Short-term investments - Available-For-Sale	—	—	(5,548)	(5,548)	—	—	(5,462)	(5,462)
Short-term investments - Held-To-Maturity	—	—	(9,785)	(9,785)	—	—	(5,005)	(5,005)
Long-term investments - Held-To-Maturity	—	—	(512)	(512)	—	—	(759)	(759)
Long-term investments - Rabbi Trust	—	—	(8,232)	(8,232)	—	—	(8,060)	(8,060)
Deferred income taxes - non-current	—	—	(640)	(640)	—	—	(645)	(645)
Income taxes payable - current	—	—	1,129	1,129	—	—	1,413	1,413
Income taxes payable - long-term	—	—	3,325	3,325	—	—	3,325	3,325
Deferred income taxes - non-current	—	—	5,543	5,543	—	—	6,089	6,089
Deferred compensation	—	—	8,179	8,179	—	—	8,000	8,000
Total Capital Employed	$70,339	$14,742	$753	$85,834	$62,039	$16,550	$2,270	$80,859

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total
Average Capital Employed (3)	$72,390	$15,793	$1,737	$89,919

Notes

(1) See last page of this presentation for calculation.

(2) Return on average capital employed represents the last twelve months operating income as of October 31, 2021, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments Available-For-Sale, short-term and long-term investments Held-To-Maturity, long-term investments – Rabbi Trust, income taxes receivable and payable, noncurrent deferred income tax assets and liabilities, and deferred compensation.

(3) Average capital employed was computed using the five quarterly periods ending October 31, 2021, August 1, 2021, May 2, 2021, January 31, 2021, and November 1, 2020.

(4) Intangible assets and goodwill are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

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CULP Announces Results for First Quarter Fiscal 2023

August 31, 2022

CULP INC.

CONSOLIDATED STATEMENTS OF ADJUSTED OPERATING INCOME (LOSS)

FOR THE TWELVE MONTHS ENDED OCTOBER 30, 2022, AND OCTOBER 31, 2021

Unaudited

(Amounts in Thousands)

	Quarter Ended
					Trailing 12
					Months
	1/30/2022	5/1/2022	7/31/2022	10/30/2022	10/30/2022
Mattress Fabrics	$364	$(2,901)	$(2,921)	$(9,002)	$(14,460)
Upholstery Fabrics	2,446	(116)	542	262	3,134
Unallocated Corporate	(1,707)	(2,366)	(2,359)	(2,478)	(8,910)
Operating income (loss)	$1,103	$(5,383)	$(4,738)	$(11,218)	$(20,236)

	Quarter Ended
					Trailing 12
					Months
	1/31/2021	5/2/2021	8/1/2021	10/31/2021	10/31/2021
Mattress Fabrics	$3,297	$2,274	$3,611	$3,139	$12,321
Upholstery Fabrics	3,863	2,613	2,267	1,028	9,771
Unallocated Corporate	(3,123)	(3,248)	(2,560)	(2,527)	(11,458)
Operating income	$4,037	$1,639	$3,318	$1,640	$10,634
% Over (Under)	(72.7)%	(428.4)%	(242.8)%	(784.0)%	(290.3)%

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